UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04704
                                                     ---------

                          The Primary Trend Fund, Inc.

                             700 North Water Street
                              Milwaukee, WI  53202
                    ----------------------------------------
                    (Address of principal executive offices)

                     Arnold Investment Counsel Incorporated
                             700 North Water Street
                              Wisconsin, WI  53202
                              --------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (414) 271-2726
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                  Date of reporting period: December 31, 2004
                                            -----------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

(THE PRIMARY TREND FUNDS LOGO)

SEMIANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
DECEMBER 31, 2004

MESSAGE TO SHAREHOLDERS...

     "Are we in a bull or a bear market? ...We are working under the assumption that we are BOTH in the thick of a cyclical (intermediate-
                            ----
     term) bull market, yet under the umbrella of a secular (long-term) bear market - a bear market that began with the 'popping' of the Tech Bubble in 2000. ...We believe that the prudent course of action in today's market environment is to focus on the stock, not the stock market. ...We believe the remainder of 2004, and even into 2005, will be problematic for the popular market averages yet profitable for those investors with a keen eye for value..."

                                             THE PRIMARY TREND FUNDS
                                             June 30, 2004 - Annual Report

  The first half of 2004 found the stock market firmly entrenched in "Dullsville." Fortunately for equity investors, the final few months of the year were anything but dull. Eliminating the uncertainty of the presidential election was a huge contributor to the year-end rally - also referred to as the incoming President's "honeymoon rally."

  While the rising tide of 2004 lifted all ships, it was quite evident that not all equity ships are created equal. One theme that echoed loudly as the year progressed was "Big is not beautiful." For the final six months of the year, the blue chip Dow Jones Industrial Average had a total return of only +4.66% and the Standard & Poor's Composite posted a total return of +7.18%. Even the NASDAQ Composite (dominated by large cap tech stocks) gained only +6.23% in the final half. The real excitement in the latter half of 2004 was brewing in the small- to mid-cap sectors where double-digit returns were commonplace.

  For the six months ended 12/31/04, The Primary Trend Funds generated the following total returns for their shareholders:

                    THE PRIMARY TREND FUND                +4.67%
                    THE PRIMARY INCOME FUND               +6.01%

  While the Funds' performance at times seem less than high-octane relative to their benchmarks, we do encourage shareholders to take into consideration the long-term - and a full stock market cycle. The true test lies not only in the financial well-being of your portfolio after the ecstasy of a bull market, but also after the ravages of a bear market.

THE PRIMARY TREND FUND
----------------------

  Unlike the stock market environment of 2003, the year of 2004 was not a homogeneous affair. It is true that the majority of stock market indices made money, but the relative chasm between the "haves" and "have-nots" was quite large. The primary beneficiaries of both investor interest and dollars were the small- to mid-cap stocks, not the large- to mega-cap stocks that we build our portfolios around.

  Winston Churchill once said, "I am always ready to learn, but I do not always like being taught." The stock market can be a very humiliating teacher. We were humbled in 2004 as our commitment to the Large Pharmaceutical group was not only premature but overemphasized as well. As value investors, however, we understand that being early (both on the "buy" and "sell" side) is usually part of our modus operandi. While 13.7% of The Primary Trend Fund's portfolio is invested in the Healthcare sector (slightly more than the S&P 500's 12.4%), our exposure to the large drug stock subgroup is double that of the market.

  Our worst mistake in 2004 was arguably our investment in Merck prior to its Vioxx scandal. The uncertainty of its litigious quagmire coupled with our loss of confidence in Merck management prompted us to take our lumps, sell the stock and step away from the story. We are not, however, abandoning what we believe to be one of the few undervalued themes in a modestly overvalued market - the large cap drug stocks. We continue to be heavily invested in Abbott Labs, Bristol-Myers Squibb, Johnson & Johnson, Eli Lilly, Pfizer and Schering-Plough and expect this unloved group to shed its scarlet letter in 2005.

  We continue to substantially underweight the stock market's two largest sectors. The S&P 500 currently has 20.4% in Financials and 16.3% in Information Technology. As of 12/31/04, The Primary Trend Fund only has 8.1% invested in Financials (insurance stocks) and a miniscule 1% exposure to the Information Technology sector. We expect this prudent portfolio strategy to be rewarded as interest rates rise (a negative for Financials) and Technology's bear market resumes as the year progresses.

  Highlights of the previous six months included our investment in the energy sector. While our 9.7% commitment to the group was concentrated in only three names (BP, Occidental Petroleum and Schlumberger), our exposure to energy was 30% greater than that of the S&P 500 Composite. And it paid off handsomely as crude oil made new all-time highs above $50 per barrel and continues to trade in the $40-$50 range. Energy stocks may have further to run, but we do not anticipate investing new monies in this sector.

  During the first half of The Primary Trend Fund's fiscal year, we have taken some profits and cut some losses, bringing your Fund's cash position from 5.2% at 6/30/04 to 21.3% as of 12/31/04. We fully intend to redeploy that available cash into undervalued stocks as the opportunities present themselves in 2005.

THE PRIMARY INCOME FUND
-----------------------

  The Primary Income Fund certainly lived up to its billing as a stable and conservative investment over the last six months. In fact, other than a few tweaks here and there, the portfolio's diversification remained fairly constant.

  The Fund's cyclical exposure crept up to 24.3% from its 23% level six months ago. Holdings such as Du Pont, General Electric and a new purchase in Darden Restaurants all benefited from the robust domestic and global growth that has carried over from 2003. We believe much of the low hanging fruit has already been picked from this economically sensitive sector.

  As with The Primary Trend Fund, we have limited our Financial exposure in The Primary Income Fund to 6.2% of the portfolio in anticipation of rising interest rates (which negatively affect these stocks). We would rather capitalize on what we believe will be a major correction in this group.

  Our greater emphasis on Healthcare stocks lately has been an albatross for the portfolio. As with The Primary Trend Fund, Merck was a glaring mistake in 2004. While we have sold Merck, large-cap pharmaceutical stocks still represent 15.0% of the Fund's assets. Their above-average dividend yields, relatively low valuations and "bad news" headlines make this group one of the few compelling industry plays in the stock market.

  While the Utilities sector comprises 29.5% of the Fund's assets, it still lagged the S&P Utilities Index's performance of +19.7%. However, much of the performance-enhancing boost for the S&P Utilities came from the rebound in unregulated utility stocks - many of which pay absolutely no dividend and are speculative investments (both are qualities which prohibit their inclusion in The Primary Income Fund's portfolio). We continue to slowly increase our commitment to water utilities (American States Water and Aqua America) and anticipate an initial investment in the global water players as 2005 unfolds.

  Despite the tightening by the Fed in 2004, the bond market actually enjoyed a fairly bullish six months as longer-term interest rates declined. However, the specter of inflation and a Fed that has tightened six times in a row makes us very bearish on bonds. If long-term interest rates climb above 5% on the 10-year Treasury and above 6% on the 30-year Treasury, we may start to dip our toe into the fixed-income market - but not until then.

AT A CROSSROADS
---------------

  As we enter 2005, a number of crosscurrents are prevalent in the financial markets. The venerable Dow Jones Industrial Average continues to bang its head up against the 10,800 ceiling - a level that has corralled the popular benchmark since mid-2001.

  Even as we write, the stock market has gotten off to a surprisingly poor start this year. Last month's 5.2% drubbing of the NASDAQ Composite was its worst January showing since 1990, and the Dow Jones Industrial Average and S&P 500 Composite followed suit (to a lesser degree) with January returns of -2.7% and -2.5%, respectively. This is atypical market behavior since tax-loss selling in December, coupled with new year institutional buying in the form of pension funding, usually paves the way for a relief rally in January.

  Currently, the stock market appears to be "caught between Iraq and a hard place." While the historically significant Iraqi voting deadline imbued the market with uncertainty over the last several months, Iraq's hugely successful baby steps into democracy have failed to ignite a rally in the stock market. This convinces us that something else is amiss.

  At this stage in the economic cycle, fundamentals are paramount. The easy earnings rebound is over. Earnings growth will begin to slow - P/E multiples may begin to contract. After the cyclical bull move we've had in 2003-04, stocks in general are not cheap. These two ingredients - slow growth combined with higher valuations - may give the stock market indigestion in 2005.

  Our major concern, however, lies more so in the bond market. It is no secret that Alan Greenspan & Co. has become tighter. The short-term Fed Funds rate has been nudged up to 2.5% from its low of 1.0% only a year ago. Initially, rising interest rates are the sign of a strong economy. Eventually though, continued rising interest rates choke off growth and inflict damage in the bond markets. This may cause some severe declines in financial stocks and smaller caps - both of which are more interest sensitive.

  As much as "big" was not beautiful in 2004, we believe "big" will attract at least a few glances this year - especially as investors gravitate to the safety of the blue chips at the expense of small caps.

GLASS IS HALF FULL
------------------

  With all of that said, we are optimistic about the opportunities for our shareholders in 2005. With an equity environment where both valuations and market cap matter, adherence to a sound conservative, value-oriented investment philosophy should be rewarded.

  Renowned investor Jesse Livermore once said, "You never grow poor taking profits." We have taken some money off of the table recently and built up the Funds' cash positions in anticipation of a much better buying opportunity in select stocks over the next few months.

  We are excited about the prospects for you, our fellow shareholders, as we enter 2005. Whether a bull or a bear market, we believe our long-term approach will reward once again. All of us at Arnold Investment Counsel thank you for your trust and confidence which you have bestowed upon us over the years; and rest assured, we are dedicated to continuing our successful relationship.

  Sincerely,

  /s/Lilli Gust                              /s/Barry S. Arnold

  Lilli Gust                                 Barry S. Arnold
  President                                  Vice President
                                             Chief Investment Officer

EXPENSE EXAMPLE
For the Six Months Ended December 31, 2004

As a shareholder of the Primary Trend Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

                                          Primary Trend Fund                          Primary Income Fund
                              -----------------------------------------    -----------------------------------------
                                                             Expenses                                     Expenses
                              Beginning        Ending      paid during     Beginning        Ending      paid during
                               account        account         period        account        account         period
                                value          value         7/1/04-         value          value         7/1/04-
                                7/1/04        12/31/04    12/31/041<F1>      7/1/04        12/31/04    12/31/041<F1>
                                ------        --------    -------------      ------        --------    -------------
Actual                        $1,000.00      $1,046.70        $7.54        $1,000.00      $1,060.10        $5.19
Hypothetical (5% return
  before expenses)             1,000.00       1,017.63         7.43         1,000.00       1,019.96         5.09

1<F1> Expenses are equal to the Funds' annualized expense ratios (1.46% for the Trend Fund and 1.00% for the Income Fund), multiplied by the average account value over the period, and multiplied by 0.5041 (to reflect the one-half year period).

PORTFOLIOS OF INVESTMENTS
December 31, 2004 (unaudited)

                             THE PRIMARY TREND FUND

                                                                      MARKET
  SHARES                                                  COST         VALUE
  ------                                                  ----        ------
             COMMON STOCKS      76.5%
     6,000   Abbott Laboratories
               (Pharmaceutical products)              $   167,454  $   279,900
     9,000   Allstate Corp. (Insurance)                   268,976      465,480
    10,000   Anheuser-Busch Companies, Inc.
               (Beverages)                                295,400      507,300
     5,000   Aqua America, Inc. (Water utility)           122,598      122,950
    44,728   Archer-Daniels-Midland Co.
               (Food processing)                          632,603      997,882
    10,000   Avaya, Inc.*<F1> (Telecommunications)        163,300      172,000
    10,000   Barrick Gold Corp. (Mining)                  190,108      242,200
     6,998   BP plc (Integrated oil company)              143,640      408,683
    12,000   Bristol-Myers Squibb Co.
               (Pharmaceuticals)                          294,155      307,440
    65,000   Calpine Corp.*<F1> (Electric)                245,000      256,100
    25,000   Cendant Corp.
               (Diversified consumer services)            334,500      584,500
     6,000   Chubb Corp. (Insurance)                      327,730      461,400
    15,000   Darden Restaurants, Inc.
               (Restaurant chains)                        341,367      416,100
    12,000   Dow Chemical Co.
               (Diversified chemicals)                    406,200      594,120
    10,000   Du Pont (E.I.) de Nemours & Co.
               (Diversified chemicals)                    419,106      490,500
     8,000   Eli Lilly & Co. (Pharmaceuticals)            455,970      454,000
    21,000   Ford Motor Co.
               (Automotive manufacturing)                 153,510      307,440
    23,000   General Electric Co.
               (Diversified manufacturing)                668,649      839,500
    10,000   General Mills, Inc. (Diversified food)       452,291      497,100
     6,000   The Home Depot, Inc.
               (Retail-building products)                 136,080      256,440
     7,000   Johnson & Johnson (Medical products)         299,250      443,940
    10,000   Mattel, Inc. (Toys)                          190,803      194,900
    15,000   McDonald's Corp. (Restaurant chains)         327,631      480,900
    13,000   Occidental Petroleum Corp.
               (Integrated oil company)                   242,127      758,680
     8,000   PartnerRe Ltd. (Insurance)                   266,855      495,520
    15,000   Pfizer, Inc. (Pharmaceuticals)               466,437      403,350
    25,000   Schering-Plough Corp. (Pharmaceuticals)      423,500      522,000
     8,000   Schlumberger Ltd. (Oil field services)       316,800      535,600
     3,500   Tupperware Corp.
               (Diversified consumer products)             66,165       72,520
     5,580   United Technologies Corp. (Aerospace)        231,525      576,693
    10,000   Walt Disney Co. (Entertainment and media)    238,800      278,000
                                                      -----------  -----------
                  Total Common Stocks                   9,288,530   13,423,138
                                                      -----------  -----------

PRINCIPAL
  AMOUNT
---------
             BONDS AND NOTES      2.2%

             CORPORATE BOND
$  400,000   Alabama Power Co., 3.125%, due 5/1/08        395,558      392,099
                                                      -----------  -----------
                  Total Bonds and Notes                   395,558      392,099
                                                      -----------  -----------
                  Total Long-Term Investments           9,684,088   13,815,237
                                                      -----------  -----------

             SHORT-TERM INVESTMENTS      22.3%

             VARIABLE RATE DEMAND NOTES
   596,094   American Family Insurance Co., 2.00%         596,094      596,094
 2,633,856   US Bank, N.A., 2.17%                       2,633,856    2,633,856
   679,262   Wisconsin Corporate
               Central Credit Union, 2.09%                679,262      679,262
                                                      -----------  -----------
                  Total Short-Term Investments          3,909,212    3,909,212
                                                      -----------  -----------
             TOTAL INVESTMENTS   101.0%               $13,593,300   17,724,449
                                                      -----------
                                                      -----------
             Liabilities less Other Assets   (1.0)%                   (181,824)
                                                                   -----------
             NET ASSETS      100.0%                                $17,542,625
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing

SUMMARY OF INVESTMENTS BY SECTOR                            TOP TEN EQUITY HOLDINGS
                                   PERCENT OF                                                       PERCENT OF
SECTOR                       INVESTMENT SECURITIES          SECURITY                          INVESTMENT SECURITIES
------                       ---------------------          --------                          ---------------------
Consumer Non-cyclical                 28.6%                 Archer-Daniels-Midland Co.                  5.6%
Short-term                            22.1%                 General Electric Co.                        4.7%
Energy                                 9.6%                 Occidental Petroleum Corp.                  4.3%
Consumer Cyclical                      9.3%                 Dow Chemical Co.                            3.4%
Financial                              8.0%                 Cendant Corp.                               3.3%
Industrial                             8.0%                 United Technologies Corp.                   3.3%
Basic Materials                        7.5%                 Schlumberger Ltd.                           3.0%
Utilities                              4.3%                 Schering-Plough Corp.                       2.9%
Communications                         1.6%                 Anheuser-Busch Companies, Inc.              2.9%
Telecommunications                     1.0%                 General Mills, Inc.                         2.8%
                                     ------                                                            -----
                                     100.0%                                                            36.2%

                       See notes to financial statements.

                            THE PRIMARY INCOME FUND

                                                                      MARKET
  SHARES                                                  COST         VALUE
  ------                                                  ----        ------
             COMMON STOCKS      90.2%
     1,000   Abbott Laboratories
               (Pharmaceutical products)               $   27,909   $   46,650
     2,000   Alliant Energy Corp.
               (Electric and gas utility)                  61,700       57,200
     2,000   Allstate Corp. (Insurance)                    77,685      103,440
     3,000   American States Water Co. (Water utility)     82,662       78,000
     2,000   Anheuser-Busch Companies, Inc. (Beverages)    59,080      101,460
     1,637   Apartment Investment & Management Co.
               (Real estate investment trust)              23,363       63,090
     3,000   Aqua America, Inc. (Water utility)            73,559       73,770
     3,000   Barrick Gold Corp. (Mining)                   57,032       72,660
     2,000   BP plc (Integrated oil company)               51,801      116,800
     5,000   Bristol-Myers Squibb Co. (Pharmaceuticals)   139,902      128,100
     1,000   Chubb Corp. (Insurance)                       54,455       76,900
     2,000   Cinergy Corp. (Electric and gas utility)      39,641       83,260
     3,000   Darden Restaurants, Inc.
               (Restaurant chains)                         68,273       83,220
     3,000   Dow Chemical Co. (Diversified chemicals)     101,550      148,530
     4,000   DPL, Inc. (Electric and gas utility)          40,678      100,440
     2,691   DTE Energy Co. (Electric utility)            115,541      116,063
     3,500   Du Pont (E.I.) de Nemours & Co.
               (Diversified chemicals)                    155,690      171,675
     3,000   Eli Lilly & Co. (Pharmaceuticals)            189,289      170,250
     6,000   Ford Motor Co. (Automotive manufacturing)     43,620       87,840
     5,000   General Electric Co.
               (Diversified manufacturing)                146,280      182,500
     3,000   KeySpan Corp. (Natural gas utility)           74,815      118,350
     4,000   McDonald's Corp. (Restaurant chains)          88,197      128,240
     3,000   Occidental Petroleum Corp.
               (Integrated oil company)                    62,250      175,080
     3,000   Otter Tail Corp. (Electric utility)           82,316       76,590
     3,000   Pfizer, Inc. (Pharmaceuticals)                95,243       80,670
     4,000   SBC Communications, Inc.
               (Telecommunications)                        94,280      103,080
     8,000   Schering-Plough Corp. (Pharmaceuticals)      143,960      167,040
     1,000   Schlumberger Ltd. (Oil field services)        39,600       66,950
     4,000   Sempra Energy (Natural gas utility)           62,362      146,720
     3,000   The Southern Company (Electric utility)       85,890      100,560
     2,000   Tupperware Corp.
               (Diversified consumer products)             41,300       41,440
     3,000   Vectren Corp. (Natural gas utility)           64,302       80,400
     3,000   Walt Disney Co. (Entertainment and media)     71,640       83,400
     4,000   Wisconsin Energy Corp.
               (Electric and gas utility)                  98,278      134,840
                                                       ----------   ----------
                  Total Common Stocks                   2,714,143    3,565,208
                                                       ----------   ----------

PRINCIPAL
  AMOUNT
---------
             BONDS AND NOTES      6.3%

             CORPORATE BONDS
  $100,000   Alabama Power Co., 3.125%, due 5/1/08         98,861       98,024
   150,000   General Electric Capital Corp.,
               2.843%, due 6/11/08                        150,000      149,016
                                                       ----------   ----------
                  Total Bonds and Notes                   248,861      247,040
                                                       ----------   ----------
                  Total Long -Term Investments          2,963,004    3,812,248
                                                       ----------   ----------

             SHORT-TERM INVESTMENTS      6.5%

             VARIABLE RATE DEMAND NOTES
   103,671   American Family Insurance Co., 2.00%         103,671      103,671
   131,094   US Bank, N.A., 2.17%                         131,094      131,094
    23,078   Wisconsin Corporate
               Central Credit Union, 2.09%                 23,078       23,078
                                                       ----------   ----------
                  Total Short-Term Investments            257,843      257,843
                                                       ----------   ----------
             TOTAL INVESTMENTS    103.0%               $3,220,847    4,070,091
                                                       ----------   ----------
                                                       ----------   ----------
             Liabilities less Other Assets    (3.0)%                  (119,596)
                                                                    ----------
             NET ASSETS      100.0%                                 $3,950,495
                                                                    ----------
                                                                    ----------

SUMMARY OF INVESTMENTS BY SECTOR                            TOP TEN EQUITY HOLDINGS
                                   PERCENT OF                                                  PERCENT OF
SECTOR                       INVESTMENT SECURITIES          SECURITY                     INVESTMENT SECURITIES
------                       ---------------------          --------                     ---------------------
Utilities                             31.1%                 General Electric Co.                  4.5%
Consumer Non-cyclical                 18.1%                 Occidental Petroleum Corp.            4.3%
Basic Materials                        9.6%                 Du Pont (E.I.) de Nemours & Co.       4.2%
Energy                                 8.8%                 Eli Lilly & Co.                       4.2%
Industrial                             8.1%                 Schering-Plough Corp.                 4.1%
Consumer Cyclical                      7.4%                 Dow Chemical Co.                      3.7%
Short-term                             6.3%                 Sempra Energy                         3.6%
Financial                              6.0%                 Wisconsin Energy Corp.                3.3%
Communications                         4.6%                 McDonald's Corp.                      3.2%
                                     ------                 Bristol-Myers Squibb Co.              3.1%
Total Investments                    100.0%                                                      -----
                                                            Total                                38.2%

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (unaudited)

                                                                                 THE PRIMARY       THE PRIMARY
                                                                                 TREND FUND        INCOME FUND
                                                                                 -----------       -----------
Assets:
   Investments, at Value (Note 2a):
       Common Stocks                                                             $13,423,138        $3,565,208
       Bonds and Notes                                                               392,099           247,040
       Short-Term Investments                                                      3,909,212           257,843
                                                                                 -----------        ----------
           Total Investments (Cost $13,593,300 and $3,220,847, respectively)      17,724,449         4,070,091
       Receivable for Investments Sold                                                    --                --
       Dividends Receivable                                                           21,415             7,173
       Interest Receivable                                                             8,817             1,249
       Capital Shares Receivable                                                          --               378
       Prepaid Expenses and Other Assets                                               6,141             4,158
                                                                                 -----------        ----------
           Total Assets                                                           17,760,822         4,083,049
                                                                                 -----------        ----------
Liabilities:
   Payable for Investments Purchased                                                 182,598           114,859
   Accrued Investment Advisory Fees                                                   10,788             8,633
   Capital Shares Payable                                                              7,049                --
   Other                                                                              17,762             9,062
                                                                                 -----------        ----------
           Total Liabilities                                                         218,197           132,554
                                                                                 -----------        ----------
Net Assets                                                                       $17,542,625        $3,950,495
                                                                                 -----------        ----------
                                                                                 -----------        ----------
Shares Outstanding                                                                 1,343,037           306,418

Net Asset Value Per Share                                                        $     13.06       $    12.89
                                                                                 -----------        ----------
                                                                                 -----------        ----------
Net Assets Consist of:
   Capital Stock (30,000,000 shares authorized each)                             $13,516,323        $3,276,724
   Undistributed Net Investment Income (Loss)                                           (134)                7
   Undistributed Net Realized Loss                                                  (104,713)         (175,480)
   Net Unrealized Appreciation of Investments                                      4,131,149           849,244
                                                                                 -----------        ----------
Net Assets                                                                       $17,542,625        $3,950,495
                                                                                 -----------        ----------
                                                                                 -----------        ----------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the six months ended December 31, 2004 (unaudited)

                                                            THE PRIMARY       THE PRIMARY
                                                             TREND FUND       INCOME FUND
                                                            -----------       -----------
Income:
   Interest                                                   $ 28,295         $  5,269
   Dividends                                                   141,726(a)<F3>    50,663(b)<F4>
                                                              --------         --------
       Total Income                                            170,021           55,932
                                                              --------         --------
Expenses:
   Investment Advisory Fees (Note 3)                            61,275           14,231
   Administration and Accounting Fees                           19,452           13,895
   Shareholder Servicing Costs                                  16,115            6,687
   Professional Fees                                            10,018           10,142
   Printing                                                      3,932            1,121
   Registration Fees                                             2,961            2,563
   Custodial Fees                                                1,965            1,765
   Postage                                                       1,362              403
   Insurance                                                     1,353              316
   Pricing                                                         806              907
   Other                                                         1,833            1,371
                                                              --------         --------
   Total Expenses Before Reimbursement                         121,072           53,401
   Less Expenses Reimbursed By Adviser (Note 3)                     --          (34,171)
                                                              --------         --------
   Net Expenses                                                121,072           19,230
                                                              --------         --------
Net Investment Income                                           48,949           36,702
                                                              --------         --------
Net Realized Gain (Loss) on Investments                        (37,981)           1,296
Change in Net Unrealized Appreciation of Investments           761,098          187,190
                                                              --------         --------
Net Realized and Unrealized Gain on Investments                723,117          188,486
                                                              --------         --------
Net Increase in Net Assets From Operations                    $772,066         $225,188
                                                              --------         --------
                                                              --------         --------

(a)<F3>  Net of $165 in foreign withholding taxes.
(b)<F4>  Net of $50 in foreign withholding taxes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                         THE PRIMARY                              THE PRIMARY
                                                          TREND FUND                              INCOME FUND
                                              ---------------------------------        ---------------------------------
                                              SIX MONTHS ENDED       YEAR ENDED        SIX MONTHS ENDED       YEAR ENDED
                                                DECEMBER 31,          JUNE 30,           DECEMBER 31,          JUNE 30,
                                                    2004                2004                 2004                2004
                                              ----------------       ----------        ----------------       ----------
                                                (UNAUDITED)                              (UNAUDITED)
Operations:
   Net Investment Income                         $    48,949         $    62,225          $   36,702          $   69,762
   Net Realized Gain (Loss)
     on Investments                                  (37,981)            749,930               1,296             (39,766)
   Change in Net Unrealized Appreciation
     of Investments                                  761,098           1,681,118             187,190             356,970
                                                 -----------         -----------          ----------          ----------
   Net Increase (Decrease) in Net
     Assets from Operations                          772,066           2,493,273             225,188             386,966
                                                 -----------         -----------          ----------          ----------
Distributions to Shareholders:
   From Net Investment Income                        (82,274)            (44,016)            (37,950)            (68,507)
   From Net Realized Gains                          (689,596)           (114,374)                 --                  --
                                                 -----------         -----------          ----------          ----------
   Decrease in Net Assets
     from Distributions                             (771,870)           (158,390)            (37,950)            (68,507)
                                                 -----------         -----------          ----------          ----------
Fund Share Transactions:
   Proceeds from Shares Sold                         700,960           1,520,055              42,847             125,702
   Reinvested Distributions                          722,615             146,240              33,196              60,150
   Cost of Shares Redeemed                          (594,759)         (2,179,923)           (131,681)           (219,834)
                                                 -----------         -----------          ----------          ----------
   Net Increase (Decrease) in Net Assets
     from Fund Share Transactions                    828,816            (513,628)            (55,638)            (33,982)
                                                 -----------         -----------          ----------          ----------
Total Increase (Decrease) in
  Net Assets                                         829,012           1,821,255             131,600             284,477

   Beginning of Period                            16,713,613          14,892,358           3,818,895           3,534,418
                                                 -----------         -----------          ----------          ----------
   End of Period                                 $17,542,625         $16,713,613          $3,950,495          $3,818,895
                                                 -----------         -----------          ----------          ----------
                                                 -----------         -----------          ----------          ----------
Undistributed Net Investment
  Income (Loss) at End of Period                 $      (134)        $    33,191          $        7          $    1,255
                                                 -----------         -----------          ----------          ----------
                                                 -----------         -----------          ----------          ----------
Transactions in Shares:
   Sales                                              54,558             123,275               3,484              10,369
   Reinvested Distributions                           58,222              12,695               2,660               5,129
   Redemptions                                       (47,024)           (176,207)            (10,607)            (18,739)
                                                 -----------         -----------          ----------          ----------
   Net Increase (Decrease)                            65,756             (40,237)             (4,463)             (3,241)
                                                 -----------         -----------          ----------          ----------
                                                 -----------         -----------          ----------          ----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

                                               SIX MONTHS ENDED                        YEAR ENDING JUNE 30,
                                                 DECEMBER 31,       -----------------------------------------------------------
                                                     2004           2004         2003          2002          2001          2000
                                                 ------------       ----         ----          ----          ----          ----
                                                 (UNAUDITED)
THE PRIMARY TREND FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                $13.09         $11.30       $11.84        $12.39        $10.55        $12.64
                                                    ------         ------       ------        ------        ------        ------
Net Investment Income                                 0.04           0.05         0.04          0.05          0.16          0.20
Net Realized and Unrealized
  Gain (Loss) on Investments                          0.54           1.86        (0.03)        (0.39)         2.19         (1.53)
                                                    ------         ------       ------        ------        ------        ------
Total from Investment Operations                      0.58           1.91         0.01         (0.34)         2.35         (1.33)
                                                    ------         ------       ------        ------        ------        ------
Less Distributions:
   From Net Investment Income                        (0.07)         (0.03)       (0.05)        (0.12)        (0.20)        (0.17)
   From Net Realized Gains                           (0.54)         (0.09)       (0.50)        (0.09)        (0.31)        (0.59)
                                                    ------         ------       ------        ------        ------        ------
   Total Distributions                               (0.61)         (0.12)       (0.55)        (0.21)        (0.51)        (0.76)
                                                    ------         ------       ------        ------        ------        ------
Net Increase (Decrease)                              (0.03)          1.79        (0.54)        (0.55)         1.84         (2.09)
                                                    ------         ------       ------        ------        ------        ------
Net Asset Value, End of Period                      $13.06         $13.09       $11.30        $11.84        $12.39        $10.55
                                                    ------         ------       ------        ------        ------        ------
                                                    ------         ------       ------        ------        ------        ------

TOTAL INVESTMENT RETURN                              4.67%*<F5>    17.05%        0.34%        (2.77%)       22.54%       (11.13%)

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $17,543        $16,714      $14,892       $15,963       $17,650       $14,787
Ratio of Net Expenses to Average Net Assets          1.46%          1.49%        1.60%         1.44%         1.38%         1.40%
Ratio of Net Investment Income
  to Average Net Assets                              0.59%          0.39%        0.41%         0.41%         1.36%         1.69%
Portfolio Turnover                                   10.9%*<F5>     31.7%        27.5%         34.4%         44.7%         32.6%

*<F5>  Not annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

                                               SIX MONTHS ENDED                        YEAR ENDING JUNE 30,
                                                 DECEMBER 31,       -----------------------------------------------------------
                                                     2004           2004         2003          2002          2001          2000
                                                 ------------       ----         ----          ----          ----          ----
                                                 (UNAUDITED)
THE PRIMARY INCOME FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                $12.28         $11.25       $11.90        $12.22        $10.40        $12.24
                                                    ------         ------       ------        ------        ------        ------
Net Investment Income                                 0.12           0.22         0.25          0.28          0.35          0.44
Net Realized and Unrealized
  Gain (Loss) on Investments                          0.61           1.03        (0.65)        (0.32)         1.82         (1.60)
                                                    ------         ------       ------        ------        ------        ------
Total from Investment Operations                      0.73           1.25        (0.40)        (0.04)         2.17         (1.16)
                                                    ------         ------       ------        ------        ------        ------
Less Distributions:
   From Net Investment Income                        (0.12)         (0.22)       (0.25)        (0.28)        (0.35)        (0.44)
   From Net Realized Gains                              --             --           --            --            --         (0.24)
                                                    ------         ------       ------        ------        ------        ------
   Total Distributions                               (0.12)         (0.22)       (0.25)        (0.28)        (0.35)        (0.68)
                                                    ------         ------       ------        ------        ------        ------
Net Increase (Decrease)                               0.61           1.03        (0.65)        (0.32)         1.82         (1.84)
                                                    ------         ------       ------        ------        ------        ------
Net Asset Value, End of Period                      $12.89         $12.28       $11.25        $11.90        $12.22        $10.40
                                                    ------         ------       ------        ------        ------        ------
                                                    ------         ------       ------        ------        ------        ------

TOTAL INVESTMENT RETURN                              6.01%*<F6>    11.23%      (3.20)%        (0.37%)       21.09%        (9.66%)

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)            $3,950         $3,819       $3,534        $3,680        $3,726        $3,372
Ratio of Net Expenses to Average Net Assets          1.00%          1.00%        1.00%         1.00%         1.00%         1.00%
Ratio of Net Investment Income
  to Average Net Assets                              1.91%          1.91%        2.36%         2.27%         3.02%         4.04%
Ratio of Total Expenses
  to Average Net Assets                              2.78%          2.84%        3.06%         2.78%         2.44%         2.43%
Portfolio Turnover                                    9.8%*<F6>     23.8%        30.5%         21.5%         36.6%         33.4%

*<F6>  Not annualized.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004 (unaudited)

1.   ORGANIZATION

     The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Fund, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds.

     a. Each security, excluding securities with 60 days or less remaining to maturity, is valued at the last sale price, or if no sale is reported, the average of the latest bid and asked prices. Price information on listed stocks is taken from the exchange where the security is primarily traded. Other securities for which market quotations are not readily available are valued under procedures approved by the Board of Directors. Securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

     b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences.

                                          TREND FUND            INCOME FUND
                                       ----------------       ---------------
     FISCAL YEAR ENDING JUNE 30,       2004        2003       2004       2003
                                       ----        ----       ----       ----
     Distributions paid from:
       Ordinary Income               $ 44,016    $ 61,692    $68,507   $78,690
       Net long term capital gains    114,374     673,924         --        --
                                     --------    --------    -------   -------
     Total taxable distributions      158,390     735,616     68,507    78,690
                                     --------    --------    -------   -------
     Total distributions paid        $158,390    $735,616    $68,507   $78,690
                                     --------    --------    -------   -------
                                     --------    --------    -------   -------

     e. The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

     The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their average daily net assets. The agreements further stipulate that the Adviser will reimburse the Income Fund for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the six months ended December 31, 2004. For the six months ended December 31, 2004, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser. For the six months ended December 31, 2004, the Funds incurred investment advisory fees, net of expense reimbursements, totaling $41,335. The fee waiver resulted in a $0.11 per share increase in net investment income for the Income Fund for the six months ended December 31, 2004.

4.   PURCHASES AND SALES OF SECURITIES

     Total purchases and sales of securities, other than short-term investments, for the Funds for the six months ended December 31, 2004 were as follows:

                                             TREND FUND         INCOME FUND
                                             ----------         -----------
     Purchases                               $1,513,237           $394,064
     Sales                                   $3,829,328           $353,665

5.   TAX INFORMATION

     At December 31, 2004, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $13,593,300 and $3,220,847 for the Trend Fund and Income Fund, respectively, were as follows:

                                             TREND FUND         INCOME FUND
                                             ----------         -----------
     Appreciation                            $4,213,565           $925,300
     Depreciation                               (82,416)           (76,056)
                                             ----------           --------
     Net Appreciation on Investments         $4,131,149           $849,244
                                             ----------           --------
                                             ----------           --------

     As of June 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                             TREND FUND         INCOME FUND
                                             ----------         -----------
     Undistributed ordinary income           $  254,222           $   1,255
     Undistributed long-term capital gains      401,833                  --
                                             ----------           ---------
     Accumulated earnings                       656,055               1,255
     Accumulated capital and other losses            --            (176,776)
     Unrealized appreciation                         --                  --
                                             ----------           ---------
     Total accumulated earnings              $  656,055           $(175,521)
                                             ----------           ---------
                                             ----------           ---------

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004, is available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President and Treasurer
 Barry S. Arnold, Vice President and Secretary

DIRECTORS
 Barry S. Arnold
 Lilli Gust
 Clark J. Hillery
 Harold L. Holtz
 William J. Rack

ADMINISTRATOR
 UMB Fund Services, Inc.
 803 West Michigan Street
 Milwaukee, Wisconsin 53233

CUSTODIAN
 U.S. Bank, N.A.
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 BKD, LLP
 1360 Post Oak Boulevard, Suite 1900
 Houston, Texas 77056

LEGAL COUNSEL
 Foley & Lardner LLP
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD TM
MUTUAL FUND
COUNCIL

ITEM 2.  CODE OF ETHICS

Not applicable to semi-annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semi-annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)  Code of Ethics.  Not applicable for semi-annual reports.

(b) Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.
---------------------------

/s/ Lilli Gust
--------------

Lilli Gust
Principal Executive Officer
February 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
--------------

Lilli Gust
Principal Executive Officer
February 25, 2005

/s/ Lilli Gust
--------------

Lilli Gust
Principal Financial Officer
February 25, 2005